UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2019

THE WALT DISNEY COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-11605	83-0940635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 South Buena Vista Street Burbank, California	91521
(Address of principal executive offices)	(Zip Code)

(818) 560-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Exchange Offers and Consent Solicitations

On March 20, 2019, The Walt Disney Company (formerly known as TWDC Holdco 613 Corp.) (“Disney”) completed its previously announced offers (the “Exchange Offers”) to exchange any and all outstanding notes (the “21CFA Notes”) issued by 21st Century Fox America, Inc. (“21CFA”), a wholly-owned subsidiary of Twenty-First Century Fox, Inc. (“21CF”), for up to $18,128,740,000 aggregate principal amount of Disney Notes (as defined below) and cash and the related consent solicitations (the “Consent Solicitations”) made by Disney on behalf of 21CFA to adopt certain proposed amendments (the “Proposed Amendments”) to the indentures governing the 21CFA Notes (the “21CFA Indentures”). Pursuant to the Exchange Offers and Consent Solicitations, the aggregate principal amounts of the 21CFA Notes set forth below were tendered and subsequently accepted and exchanged for certificated notes registered in the name of Disney. Shortly following the settlement date of March 20, 2019, such certificated 21CFA Notes will be contributed or otherwise transferred to 21CFA and then retired and canceled and will not be reissued.  Following such cancellation, the aggregate principal amounts of the 21CFA Notes set forth below will remain outstanding.

Series of 21CFA Notes	Aggregate Principal Amount Tendered and Accepted	Aggregate Principal Amount Outstanding
5.650% Senior Notes due 2020	$370,982,000	$29,018,000
4.500% Senior Notes due 2021	$863,324,000	$136,676,000
3.000% Senior Notes due 2022	$921,824,000	$78,176,000
8.875% Senior Debentures due 2023	$198,404,000	$51,596,000
4.000% Senior Notes due 2023	$284,844,000	$15,156,000
7.750% Senior Debentures due January 2024	$186,329,000	$13,671,000
7.750% Senior Debentures due February 2024	$68,112,000	$21,888,000
9.500% Senior Debentures due 2024	$192,745,000	$7,255,000
3.700% Senior Notes due 2024	$577,316,000	$22,684,000

Series of 21CFA Notes	Aggregate Principal Amount Tendered and Accepted	Aggregate Principal Amount Outstanding
8.500% Senior Debentures due 2025	$186,242,000	$13,758,000
3.700% Senior Notes due 2025	$592,298,000	$7,702,000
7.700% Senior Debentures due 2025	$238,084,000	$11,916,000
7.430% Senior Debentures due 2026	$229,499,000	$10,501,000
3.375% Senior Notes due 2026	$436,340,000	$13,660,000
7.125% Senior Debentures due 2028	$194,125,000	$5,875,000
7.300% Senior Debentures due 2028	$195,582,000	$4,418,000
7.280% Senior Debentures due 2028	$195,100,000	$4,900,000
7.625% Senior Debentures due 2028	$187,789,000	$12,211,000
6.550% Senior Notes due 2033	$342,347,000	$7,653,000
8.450% Senior Debentures due 2034	$194,866,000	$5,134,000
6.200% Senior Notes due 2034	$984,222,000	$15,778,000
6.400% Senior Notes due 2035	$1,115,433,000	$34,567,000
8.150% Senior Debentures due 2036	$299,003,000	$997,000
6.150% Senior Notes due 2037	$990,309,000	$9,691,000
6.650% Senior Notes due 2037	$1,234,237,000	$15,763,000
6.750% Senior Debentures due 2038	$234,684,000	$14,056,000
7.850% Senior Notes due 2039	$297,134,000	$2,866,000
6.900% Senior Notes due 2039	$588,117,000	$11,883,000

Series of 21CFA Notes	Aggregate Principal Amount Tendered and Accepted	Aggregate Principal Amount Outstanding
6.150% Senior Notes due 2041	$1,488,657,000	$11,343,000
5.400% Senior Notes due 2043	$683,836,000	$16,164,000
4.750% Senior Notes due 2044	$588,724,000	$11,276,000
4.950% Senior Notes due 2045	$399,301,000	$699,000
7.750% Senior Debentures due 2045	$589,505,000	$10,495,000
4.750% Senior Notes due 2046	$399,892,000	$108,000
7.900% Senior Debentures due 2095	$114,658,000	$35,342,000
8.250% Senior Debentures due 2096	$93,881,000	$6,119,000

Prior to settlement of the Exchange Offers and Consent Solicitations and upon receipt of the requisite consents to adopt the Proposed Amendments with respect to each series of 21CFA Notes, 21CFA entered into a seventeenth supplemental indenture, dated as of October 22, 2018 (the “Seventeenth Supplemental Indenture”), between 21CFA and U.S. Bank National Association (as successor to State Street Bank and Trust Company and The First National Bank of Boston), as trustee with respect to the 21CFA Notes issued under the Indenture dated as of January 28, 1993, a thirteenth supplemental indenture, dated as of October 22, 2018 (the “Thirteenth Supplemental Indenture”), between 21CFA and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee with respect to the 21CFA Notes issued under the Amended and Restated Indenture dated as of March 24, 1993, and a first supplemental indenture, dated as of October 22, 2018 (the “First Supplemental Indenture” and, together with the Seventeenth Supplemental Indenture and Thirteenth Supplemental Indenture, the “Supplemental Indentures”), between 21CFA and The Bank of New York Mellon, as trustee with respect to the 21CFA Notes issued under the Indenture dated as of August 25, 2009, as amended and restated on February 16, 2011. The Supplemental Indentures became operative upon the settlement date of the Exchange Offers of March 20, 2019 and amended each of the 21CFA Indentures to (1) eliminate substantially all of the restrictive covenants in such 21CFA Indenture, (2) release the guarantee provided by 21CF pursuant to such 21CFA Indenture and (3) limit the reporting covenant under such 21CFA Indenture so that 21CFA is only required to comply with the reporting requirements under the Trust Indenture Act of 1939, as amended.

In connection with the settlement of the Exchange Offers and Consent Solicitations, on March 20, 2019, Disney, as issuer, and its direct, wholly-owned subsidiary, TWDC Enterprises 18 Corp. (formerly known as The Walt Disney Company) (“Old Disney”), as guarantor, entered into an Indenture (the “Disney Indenture”) with Citibank, N.A., as trustee, and executed Officer’s Certificates with respect to the issuance of the following notes:

(i)	$370,982,000 aggregate principal amount of 5.650% Notes due August 15, 2020 (the “Disney 5.650% 2020 Notes”),
(ii)	$863,324,000 aggregate principal amount of 4.500% Notes due February 15, 2021 (the “Disney 4.500% 2021 Notes”),
(iii)	$921,824,000 aggregate principal amount of 3.000% Notes due September 15, 2022 (the “Disney 3.000% 2022 Notes”),
(iv)	$198,404,000 aggregate principal amount of 8.875% Notes due April 26, 2023 (the “Disney 8.875% 2023 Notes”),
(v)	$284,844,000 aggregate principal amount of 4.000% Notes due October 1, 2023 (the “Disney 4.000% 2023 Notes”),
(vi)	$186,329,000 aggregate principal amount of 7.750% Notes due January 20, 2024 (the “Disney 7.750% January 2024 Notes”),
(vii)	$68,112,000 aggregate principal amount of 7.750% Notes due February 1, 2024 (the “Disney 7.750% February 2024 Notes”),
(viii)	$192,745,000 aggregate principal amount of 9.500% Notes due July 15, 2024 (the “Disney 9.500% 2024 Notes”),
(ix)	$577,316,000 aggregate principal amount of 3.700% Notes due September 15, 2024 (the “Disney 3.700% 2024 Notes”),
(x)	$186,242,000 aggregate principal amount of 8.500% Notes due February 23, 2025 (the “Disney 8.500% 2025 Notes”),
(xi)	$592,298,000 aggregate principal amount of 3.700% Notes due October 15, 2025 (the “Disney 3.700% 2025 Notes”),
(xii)	$238,084,000 aggregate principal amount of 7.700% Notes due October 30, 2025 (the “Disney 7.700% 2025 Notes”),
(xiii)	$229,499,000 aggregate principal amount of 7.430% Notes due October 1, 2026 (the “Disney 7.430% 2026 Notes”),
(xiv)	$436,340,000 aggregate principal amount of 3.375% Notes due November 15, 2026 (the “Disney 3.375% 2026 Notes”),
(xv)	$194,125,000 aggregate principal amount of 7.125% Notes due April 8, 2028 (the “Disney 7.125% 2028 Notes”),
(xvi)	$195,582,000 aggregate principal amount of 7.300% Notes due April 30, 2028 (the “Disney 7.300% 2028 Notes”),
(xvii)	$195,100,000 aggregate principal amount of 7.280% Notes due June 30, 2028 (the “Disney 7.280% 2028 Notes”),
(xviii)	$187,789,000 aggregate principal amount of 7.625% Notes due November 30, 2028 (the “Disney 7.625% 2028 Notes”),
(xix)	$342,347,000 aggregate principal amount of 6.550% Notes due March 15, 2033 (the “Disney 6.550% 2033 Notes”),
(xx)	$194,866,000 aggregate principal amount of 8.450% Notes due August 1, 2034 (the “Disney 8.450% 2034 Notes”),
(xxi)	$984,222,000 aggregate principal amount of 6.200% Notes due December 15, 2034 (the “Disney 6.200% 2034 Notes”),
(xxii)	$1,115,433,000 aggregate principal amount of 6.400% Notes due December 15, 2035 (the “Disney 6.400% 2035 Notes”),
(xxiii)	$299,003,000 aggregate principal amount of 8.150% Notes due October 17, 2036 (the “Disney 8.150% 2036 Notes”),
(xxiv)	$990,309,000 aggregate principal amount of 6.150% Notes due March 1, 2037 (the “Disney 6.150% 2037 Notes”),

(xxv)	$1,234,237,000 aggregate principal amount of 6.650% Notes due November 15, 2037 (the “Disney 6.650% 2037 Notes”),
(xxvi)	$234,684,000 aggregate principal amount of 6.750% Notes due January 9, 2038 (the “Disney 6.750% 2038 Notes”),
(xxvii)	$297,134,000 aggregate principal amount of 7.850% Notes due March 1, 2039 (the “Disney 7.850% 2039 Notes”),
(xxviii)	$588,117,000 aggregate principal amount of 6.900% Notes due August 15, 2039 (the “Disney 6.900% 2039 Notes”),
(xxix)	$1,488,657,000 aggregate principal amount of 6.150% Notes due February 15, 2041 (the “Disney 6.150% 2041 Notes”),
(xxx)	$683,836,000 aggregate principal amount of 5.400% Notes due October 1, 2043 (the “Disney 5.400% 2043 Notes”),
(xxxi)	$588,724,000 aggregate principal amount of 4.750% Notes due September 15, 2044 (the “Disney 4.750% 2044 Notes”),
(xxxii)	$399,301,000 aggregate principal amount of 4.950% Notes due October 15, 2045 (the “Disney 4.950% 2045 Notes”),
(xxxiii)	$589,505,000 aggregate principal amount of 7.750% Notes due December 1, 2045 (the “Disney 7.750% 2045 Notes”),
(xxxiv)	$399,892,000 aggregate principal amount of 4.750% Notes due November 15, 2046 (the “Disney 4.750% 2046 Notes”),
(xxxv)	$114,658,000 aggregate principal amount of 7.900% Notes due December 1, 2095 (the “Disney 7.900% 2095 Notes”) and
(xxxvi)
$93,881,000 aggregate principal amount of 8.250% Notes due October 17, 2096 (the “Disney 8.250% 2096 Notes” and, collectively with the notes referred to in clauses (i) through (xxxv), the “Disney Notes”).

The Disney Notes were issued in exchange for the 21CFA Notes pursuant to a private exchange offer exempt from registration under the Securities Act of 1933, as amended.

Disney may redeem the Disney 5.650% 2020 Notes, Disney 4.500% 2021 Notes, Disney 3.000% 2022 Notes, Disney 4.000% 2023 Notes, Disney 3.700% 2024 Notes, Disney 3.700% 2025 Notes, Disney 3.375% 2026 Notes, Disney 6.400% 2035 Notes, Disney 6.150% 2037 Notes, Disney 6.650% 2037 Notes, Disney 7.850% 2039 Notes, Disney 6.900% 2039 Notes, Disney 6.150% 2041 Notes, Disney 5.400% 2043 Notes, Disney 4.750% 2044 Notes, Disney 4.950% 2045 Notes and Disney 4.750% 2046 Notes (collectively, the “Disney Redeemable Notes”), in whole or in part, at the option of Disney, at any time or from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Disney Redeemable Notes of the series to be redeemed and (ii) the sum of the present values of the remaining scheduled payments on such Disney Redeemable Notes discounted to the date of redemption, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the applicable Treasury Rate plus 35 basis points in the case of the Disney 5.650% 2020 Notes, 15 basis points in the case of the Disney 4.500% 2021 Notes, 25 basis points in the case of the Disney 3.000% 2022 Notes, 25 basis points in the case of the Disney 4.000% 2023 Notes, 20 basis points in the case of the Disney 3.700% 2024 Notes, 30 basis points in the case of the Disney 3.700% 2025 Notes, 20 basis points in the case of the Disney 3.375% 2026 Notes, 30 basis points in the case of the Disney 6.400% 2035 Notes, 25 basis points in the case of the Disney 6.150% 2037 Notes, 30 basis points in the case of the Disney 6.650% 2037 Notes, 30 basis points in the case of the Disney 7.850% 2039 Notes, 40 basis points in the case of the Disney 6.900% 2039 Notes, 25 basis points in the case of the Disney 6.150% 2041 Notes, 30 basis points in the case of the Disney 5.400% 2043 Notes, 25 basis points in the case of the Disney 4.750% 2044 Notes, 35 basis points in the case of the Disney 4.950% 2045 Notes and 30 basis points in the case of the Disney 4.750% 2046 Notes, plus, in each case, accrued and unpaid interest on the Disney Redeemable Notes of the series to be redeemed to the date of redemption.

On and after June 15, 2024 with respect to the Disney 3.700% 2024 Notes, July 15, 2025 with respect to the Disney 3.700% 2025 Notes, August 15, 2026 with respect to the Disney 3.375% 2026 Notes, March 15, 2044 with respect to the Disney 4.750% 2044 Notes, April 15, 2045 with respect to the Disney 4.950% 2045 Notes and May 15, 2046 with respect to the Disney 4.750% 2046 Notes, Disney may redeem the applicable series of Disney Notes (collectively, the “Disney Par Call Notes”), in whole or in part, at the option of Disney, at any time or from time to time, at a redemption price equal to 100% of the principal amount of the Disney Par Call Notes of the series to be redeemed, plus, in each case, accrued and unpaid interest on the principal amount of such Disney Par Call Notes to be redeemed to the date of redemption. The Disney Redeemable Notes that are not Disney Par Call Notes are referred to below collectively as the “Disney Make-Whole Notes”.

The Disney 8.875% 2023 Notes, Disney 7.750% January 2024 Notes, Disney 7.750% February 2024 Notes, Disney 9.500% 2024 Notes, Disney 8.500% 2025 Notes, Disney 7.700% 2025 Notes, Disney 7.430% 2026 Notes, Disney 7.125% 2028 Notes, Disney 7.300% 2028 Notes, Disney 7.280% 2028 Notes, Disney 7.625% 2028 Notes, Disney 6.550% 2033 Notes, Disney 8.450% 2034 Notes, Disney 6.200% 2034 Notes, Disney 8.150% 2036 Notes, Disney 6.750% 2038 Notes, Disney 7.750% 2045 Notes, Disney 7.900% 2095 Notes and Disney 8.250% 2096 Notes (collectively, the “Disney Non-Redeemable Notes”) are not redeemable prior to their respective final maturity dates.

The Disney Indenture contains covenants that, among other things, limit Disney’s ability to merge or transfer assets substantially as an entirety. The Disney Indenture provides for customary events of default.

The foregoing summary is qualified in its entirety by reference to the text of the Disney Indenture, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference and the Forms of Disney Note for each series, which are attached as Exhibits 4.2 to 4.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Registration Rights Agreement

In connection with the issuance of the Disney Notes, on March 20, 2019, Disney entered into a registration rights agreement (the “Registration Rights Agreement”) by and among Disney, as issuer, Old Disney, as guarantor, and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, BNP Paribas Securities Corp., HSBC Securities (USA) Inc. and RBC Capital Markets, LLC, as dealer managers.

The Registration Rights Agreement requires Disney, among other things, to use its commercially reasonable efforts to (i) file, no later than 270 days after the settlement date of March 20, 2019, a registration statement (the “Exchange Offer Registration Statement”) with the Securities and Exchange Commission, with respect to a registered offer, to exchange the Disney Notes of each series for exchange notes of the same series, which will have terms identical in all material respects to such Disney Notes, except that the exchange notes will not contain transfer restrictions, (ii) cause the Exchange Offer Registration Statement to be declared effective and (iii) complete the registered exchange offer within 455 days after the settlement date of March 20, 2019. In addition, under certain circumstances, Disney may be required to file a shelf registration statement covering resales of the Disney Notes.

In the event of a Registration Default (as defined in the Registration Rights Agreement), Disney will be obligated to pay additional interest to each holder of the Disney Notes with respect to the first 90-day period immediately following the occurrence of a Registration Default at a rate of 0.25% per annum. The amount of additional interest will increase to a maximum of 0.50% per annum thereafter until all Registration Defaults have been cured.

The foregoing summary is qualified in its entirety by reference to the text of the Registration Rights Agreement, a copy of which is attached as Exhibit 4.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

4.1	Indenture, dated as of March 20, 2019, by and among The Walt Disney Company, as issuer, and TWDC Enterprises 18 Corp., as guarantor, and Citibank, N.A., as trustee.

4.2
Form of Disney Make-Whole Notes (Disney 5.650% 2020 Notes, Disney 4.500% 2021 Notes, Disney 3.000% 2022 Notes, Disney 4.000% 2023 Notes, Disney 6.400% 2035 Notes, Disney 6.150% 2037 Notes, Disney 6.650% 2037 Notes, Disney 7.850% 2039 Notes, Disney 6.900% 2039 Notes, Disney 6.150% 2041 Notes and Disney 5.400% 2043 Notes).

4.3	Form of Disney Par Call Notes (Disney 3.700% 2024 Notes, Disney 3.700% 2025 Notes, Disney 3.375% 2026 Notes, Disney 4.750% 2044 Notes, Disney 4.950% 2045 Notes and Disney 4.750% 2046 Notes).

4.4
Form of Disney Non-Redeemable Notes (Disney 8.875% 2023 Notes, Disney 7.750% January 2024 Notes, Disney 7.750% February 2024 Notes, Disney 9.500% 2024 Notes, Disney 8.500% 2025 Notes, Disney 7.700% 2025 Notes, Disney 7.430% 2026 Notes, Disney 7.125% 2028 Notes, Disney 7.300% 2028 Notes, Disney 7.280% 2028 Notes, Disney 7.625% 2028 Notes, Disney 6.550% 2033 Notes, Disney 8.450% 2034 Notes, Disney 6.200% 2034 Notes, Disney 8.150% 2036 Notes, Disney 6.750% 2038 Notes, Disney 7.750% 2045 Notes, Disney 7.900% 2095 Notes and Disney 8.250% 2096 Notes ).

4.5
Registration Rights Agreement, dated as of March 20, 2019, by and among The Walt Disney Company, as issuer, TWDC Enterprises 18 Corp., as guarantor, and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, BNP Paribas Securities Corp., HSBC Securities (USA) Inc. and RBC Capital Markets, LLC, as dealer managers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WALT DISNEY COMPANY

By:	/s/ Jolene E. Negre
Name: Jolene E. Negre
Title: Associate General Counsel

Date: March 20, 2019